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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 1998 (MAY 5, 1998)



                              NU-TECH BIO-MED, INC.
               (Exact Name of Registrant as Specified in Charter)



             DELAWARE                   0-11772                 25-1411971
 ---------------------------     -----------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

    476 MAIN STREET - SUITE 3-DFL
       WAKEFIELD, RHODE ISLAND                                    02879
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)




       Registrant's telephone number, including area code: (401) 789-9995



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         By letter dated May 5, 1998, the Company was notified by Ernst & Young LLP ("E&Y") that E&Y's relationship as independent auditors for the Company has ceased. The Company believes that termination of the auditing relationship was due to the inability of the Company to pay to that firm fees previously incurred and past due and owing, and that such decision did not result from any disagreement or dispute concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        As of the date hereof, the Company's financial statements for the year ended December 31, 1997 have not been audited or reported on by any independent accounting firm. For the year ended December 31, 1996, the report of E&Y on the Company's financial statements for such year included a qualification concerning the ability of the Company to continue as a going concern and that the financial statements of the Company did not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of that uncertainty. For the years ended December 31, 1995 and 1994, no qualification or other disclaimer was included in the reports of E&Y on the financial statements of the Company for such years.

        During the years ended December 31, 1996 and December 31, 1997 and for the interim period from January 1, 1998 through May 5, 1998, (i) there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make a reference to the subject matters of such disagreements in connection with their report and (ii) there were no "reportable events" (as that term is described in Item 304(a)(1)(v) of Regulation S-K) involving E&Y and the Company.

        The notification from E&Y that its relationship as independent auditors for the Company has ceased also included a similar notification for Physicians Clinical Laboratory, Inc. ("PCL"), in which the Company owns 52.6% of the outstanding Common Stock.

        As of the date hereof, no formal action has been taken by the Board of Directors of the Company, or the Audit Committee of the Board of Directors, to recommend or approve the appointment of new independent auditors. Management of the Company has had recent discussions with Grant Thornton LLP concerning the engagement of that firm as the Company's new auditors, and Grant Thornton has indicated its willingness to accept the engagement, subject to its review of E&Y's work papers. The Company anticipates that Grant Thornton, if it accepts the engagement as independent auditors for the Company, will also become independent auditors for PCL.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) and (b) - Not Applicable

        (c) Exhibits

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        Exhibit 16. Letter from Ernst & Young LLP required pursuant to Rule
304(a)(3) of Regulation S-B, filed as Exhibit 1 hereto.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                         NU-TECH BIO-MED, INC.


                         By: /s/ J. Marvin Feigenbaum
                             -----------------------------------------
                         Name:  J. Marvin Feigenbaum
                         Title: Chairman of the Board, President,
                         Chief Executive and Chief Financial Officer


Date: May 15, 1998


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